                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 OCTEL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

[LOGO] OCTEL

                                  OCTEL CORP.

220 Continental Drive                                          DENNIS J KERRISON
Newark, DE 19713                           President and Chief Executive Officer

                        Dear Stockholder:    March 24, 2003

   You are cordially invited to attend the Annual Meeting of Stockholders of Octel Corp. (the "Corporation"), which will be held on Tuesday, May 6, 2003 at 10.00am, local time, at Swissotel, One Avenue de Lafayette, Boston, MA 02111, USA.

   The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Corporation are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

   It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed reply envelope which requires no postage if mailed in the United States of America.

                                          Sincerely,
                                   /s/ Dennis J. Kerrison
                                          DENNIS J KERRISON
                                          President and Chief Executive Officer

                                  OCTEL CORP.

                             220 Continental Drive
                               Newark, DE 19713
                                    U.S.A.

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                                  May 6, 2003

   NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of OCTEL CORP. (the "Corporation") will be held at Swissotel, One Avenue de Lafayette, Boston, MA 02111, USA on Tuesday May 6, 2003 at 10.00am (Local Time) for the following purposes:

    1. To elect two directors to serve until the 2006 Annual Meeting;

    2. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 2003; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed March 10, 2003 as the date of record for the meeting and only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Corporation's offices at 220 Continental Drive, Newark, DE 19713 for a period of 10 days prior to the meeting.

   A proxy statement, form of proxy and a copy of the annual report of the Corporation for the year ended December 31, 2002 are enclosed.

                                          By Order of the Board of Directors,
                                          /s/ John P. Tayler
                                          John P Tayler
                                          Corporate Secretary

March 24, 2003

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY DELIVERY OF A LATER-DATED PROXY.

                                  OCTEL CORP.

                             220 Continental Drive
                               Newark, DE 19713
                                    U.S.A.

                             ---------------------

                                PROXY STATEMENT
                                March 24, 2003
                                      For
                        Annual Meeting of Stockholders
                           To Be Held on May 6, 2003

                             ---------------------

   This proxy statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $0.01 per share (the "Common Stock") of Octel Corp. (the "Corporation") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation (the "Board of Directors" or the "Board") for use at the annual meeting of stockholders to be held on May 6, 2003 at 10.00am local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to elect two directors to the Board and ratify the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accountants for the 2003 fiscal year.

   This Proxy Statement, the Proxy Form and the Corporation's Annual Report to Stockholders are being mailed on or about March 24, 2003 to holders of record of the Common Stock at the close of business on March 10, 2003 (the "Record Date").

   If the enclosed proxy form (the "Proxy Form") is properly signed, dated and returned to the Corporation, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If no direction is indicated, the proxies will vote FOR the election of the nominees named herein as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accountants for the 2003 fiscal year. The Corporation's management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Corporation's management.

   Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy at any time before it is voted by written notice of revocation or by submission of a later dated proxy to the Secretary of the Corporation prior to the Annual Meeting at the Corporation's principal executive offices at the address above.

   Each outstanding share of Common Stock entitles the holder thereof to one vote (or where a part share shall be owned a proportionate part of the vote of one share) on each matter to come before the Annual Meeting. As of the Record Date, excluding treasury stock, there were 11,861,208 shares of Common Stock outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non votes" are considered present but not entitled to vote, and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

                                 PROPOSAL ONE

Election of Directors

   The Certificate of Incorporation of the Corporation provides that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board is currently comprised of seven members, two in Class I, two in Class II and three in Class III and the appointments of the Directors in the said Classes expire at the Annual Meetings of the Corporation in 2005, 2003 and 2004 respectively.

   Directors in Class II, Mr James Puckridge and Dr Benito Fiore whose terms expire at the upcoming Annual Meeting, have been nominated for re-election. See "Management--Nominee for Directors" for information with respect to Messrs. Puckridge and Fiore. The Corporation believes that the nominees are willing to be elected and to serve. In the event that the nominees are unable to serve or are otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

   The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors. A withheld vote will have no effect on the outcome of the election. If no voting instruction is given, the accompanying proxy will be voted FOR such election. Under the New York Stock Exchange rules, brokers who hold street name shares can vote in their discretion in the election of Directors.

   The Board of Directors recommends a vote "FOR" the election of the nominee directors.

                                 PROPOSAL TWO

Ratification of Appointment of Independent Public Accountants

   PricewaterhouseCoopers have served as independent public accountants for fiscal year 2002. On January 1, 2003 PricewaterhouseCoopers became the limited liability partnership, PricewaterhouseCoopers LLP.

   The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of PricewaterhouseCoopers LLP to serve as independent auditors of the Corporation with respect to the 2003 fiscal year to examine the financial statements of the Corporation for the fiscal year ending December 31, 2003 and to perform other appropriate accounting services.

   A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions and to make a statement if such representative desires to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, other independent public accountants will be considered by the Board of Directors upon recommendation by the Audit Committee.

   The Board of Directors recommends a vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent public accountants for fiscal year 2003.

                                  MANAGEMENT

   The following sets forth certain information as of March 10, 2003 with respect to the Corporation's nominees for directors, the Corporation's continuing directors and certain officers of the Corporation and its subsidiaries (including all executive officers of the Corporation). Officers of the Corporation serve at the discretion of the Board of Directors.

A.  Nominees for Director

  The Class II members who will serve until the 2003 Annual Meeting and are seeking re-election

   Mr James M C Puckridge--Director since May 7, 1998.                   Age: 67
James Puckridge was Chairman of Elf Atochem UK Ltd. (now Atofina UK Ltd.), a position he assumed in 1990, until his retirement on December 31, 1998. Prior to that he was Managing Director of the same organization. He is a Non-Executive Director of LINPAC Group Ltd., an international manufacturer and converter of paper and plastics primarily for the packaging industry and Thomas Swan and Co Ltd., a UK based specialty chemical corporation and venture capitalist. He is a past President of the British Plastics Federation and a former Council Member of the Chemical Industries Association, where he was Chairman of the General Purpose and Finance Committee. In addition to serving as a Director, James Puckridge provides services to the Corporation with regard to UK pension matters. He has been Chairman of the Trustees of The Associated Octel Company Limited Pension Plan since October 3, 2000.

   Dr Benito Fiore--Director since May 7, 1998.                          Age: 65
Dr Benito Fiore is a specialist in the chemical industry retained by the chemical practices division of A T Kearney Limited, part of a global consultancy organization. Between 1990 and 1995 he was Chairman and Chief Executive Officer of Enichem UK Ltd. Prior to this he held a number of executive directorships in the Montedison Group working in Denmark, Canada, Italy and the USA. He is a Member of the Council of the Italian Chamber of Commerce, an Associate Member of the Council of the Chemical Industries Association and a Fellow of the Institute of Directors.

B.  Continuing Directors

  Class I Directors who will serve until the 2005 Annual Meeting

   Mr Charles M Hale--Director since May 7, 1998.                        Age: 67
Charles Hale is Executive Chairman of Polar Capital Partners Limited, a London based asset management company regulated by the FSA. Prior to 2002, he was Vice Chairman of CSFB Europe Limited, having been Chairman of Donaldson, Lufkin & Jenrette International, the London based subsidiary of Donaldson Lufkin & Jenrette Inc., until its acquisition by Credit Suisse First Boston in November 2000. Prior to 1984, he was a general partner of Lehman Brothers Kuhn Loeb and Managing Director of AG Becker International. Mr Hale is a graduate of Stanford University and Harvard Business School. Charles Hale is the brother of Martin Hale who is also a Director of the Corporation.

   Mr Samuel A Haubold--Director since November 19, 2002                 Age: 64
Samuel A Haubold is a partner in the law firm of Kirkland & Ellis and has been the Senior Partner in the London Office of that firm since 1995. In his practice he specializes in representing multi-national corporations in connection with a wide range of commercial transactions and dispute resolution issues. He also regularly serves as an arbitrator and mediator of international commercial disputes. Mr Haubold is a graduate of the Harvard Law School and is a member of the Advisory Council of the Institute of United States Studies, University of London.

  Class III Directors who will serve until the 2004 Annual Meeting

   Dr Robert E Bew--Director and Chairman since May 7, 1998              Age: 66
Dr Robert Bew serves as Non-Employee Chairman of the Corporation and since October 1, 1999 has provided additional advice and services to the Corporation on corporate development matters. Until January 1, 2001 he was Chairman of the European Process Industries Competitiveness Center, an organization specializing in increasing competitiveness in process industries. He spent over 35 years with ICI, most recently as CEO of ICI's International Chemical & Polymer division based in Teeside, UK. Previously he served as head of ICI Corporate Planning and between 1995 and 1997 was also Chairman of Phillips Imperial Petroleum Ltd., a refinery joint venture between ICI and Phillips Petroleum.

   Mr Dennis J Kerrison--Director since February 27, 1998.               Age: 58
Dennis Kerrison serves as President and Chief Executive Officer of the Corporation. He joined the Corporation's wholly owned subsidiary The Associated Octel Company Limited as Managing Director in May 1996 as well as serving as a Group Vice President and Officer of that Corporation's then owners, Great Lakes Chemical Corporation. Between 1992 and 1996 he was a Director and Officer of Hickson International plc, lastly as Chief Executive Officer. Prior to this he worked in senior management roles for specialty chemical companies, in Europe and the United States, notably Rhone Poulenc, Rohm & Haas and RTZ Chemicals.

   Mr Martin M Hale--Director since February 27, 1998.                   Age: 62
Martin Hale is a Director of Great Lakes Chemical Corporation, having been a Director since 1978 and from 1995 until May 2000 served as Chairman. Prior to 1983, Mr Hale was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. He also serves as a Trustee of the Museum of Fine Arts, Boston. Martin Hale is the brother of Charles Hale who is also a Director of the Corporation.

C.  Officers (Other than those who are Directors and Listed above)

   Dr Alexander A Dobbie (Appointed March 1, 2003)                       Age: 51
Sandy Dobbie serves as Managing Director, Petroleum Specialties of the Corporation having joined it in January 2003. He was Chief Operating Officer of Brent International plc (latterly Chemetall plc) from 1994 until December 2000. Before joining Brent, he was Vice President of the Kelco Division of Merck and Co., Inc and had been Managing Director of its international business since 1990. Prior to that he held several other management positions in Kelco mainly in manufacturing and research. He is Chairman of a biotechnology company, Gyre Limited, and Director of a chemicals consulting business, Cogency Chemical Consultants Limited, which advises on Private Equity transactions.

   H Alan Hanslip (Appointed December 22, 1998)                          Age: 55
Alan Hanslip currently serves as Vice President, Human Resources of the Corporation having joined its subsidiary The Associated Octel Company Limited in a similar capacity in November 1996. Previously, Mr Hanslip served as Director of Human Resources for British Nuclear Fuels plc.

   Dr Geoffrey J Hignett (Appointed December 22, 1998)                   Age: 52
Geoffrey Hignett serves as Director of Corporate Leadership of the Corporation having been Vice President, Specialty Chemicals from December 1998 to November 2000. Dr Hignett joined the Corporation's subsidiary The Associated Octel Company Limited in February 1997 as Business Director, Petroleum Specialties. From May 1993 to January 1997 he served as Director of Technology and Business Director of Water Additives for a division of FMC Corporation, a multinational engineering, manufacturing and chemicals company and prior to that as Technical Director of the Metals and Electronics Division of Laporte plc.

   Alan G Jarvis (Appointed April 1, 1998)                               Age: 53
Alan Jarvis serves as Business Director, Lead Alkyls of the Corporation having been Vice President and Chief Financial Officer from April 1998 to November 2002. Mr Jarvis joined the Corporation's subsidiary, The Associated Octel Company Limited in October 1997 as Group Finance Director. Prior to this Mr Jarvis served as Group Finance Director of the Power Plant Group of GEC
Alsthom, a world-wide Anglo-French joint venture in the power generation business. From 1987 to 1994, Mr Jarvis served at different times as Property Director, Group Finance Director and Group Financial Controller for Simon Engineering plc, a British engineering corporation specializing in hydraulic platforms, process plant contracting and chemical storage.

   Paul W Jennings (Appointed November 19, 2002)                         Age: 45
Paul Jennings serves as Vice President and Chief Financial Officer of the Corporation having joined the Corporation in November 2002. Prior to joining, Mr Jennings served as CFO for Griffin LLC, a joint venture between Griffin Corporation and Dupont in the crop protection chemical industry based in the USA. From 1986 to 1999, Mr Jennings held the positions of Chief Financial Officer and Vice President--Finance for various divisions and regions of Courtaulds plc working in Europe, USA and Singapore spanning the fibre, chemical, film and coating industries.

   Ian McRobbie (Appointed May 7, 2002)                                  Age: 54
Ian McRobbie serves as Chief Technology Officer having joined the Corporation in January 2002. Between 1989 and 2002 he was Technical Director of A H Marks and Company Ltd., a privately owned British chemical company operating in agrochemical and speciality chemical markets. Prior to this, he worked in senior research and manufacturing roles for Seal Sands Chemical Co. Ltd. (a wholly owned subsidiary of the Hexcel Corporation based in California) and BTP plc (now part of Clariant).

   John P Tayler (Appointed May 11, 1999)                                Age: 47
John Tayler serves as Corporate Secretary and General Counsel to the
Corporation having been appointed Corporate Secretary on May 11, 1999 and Corporate Secretary and General Counsel on February 21, 2000. Prior to this Mr Tayler was Company Secretary of Creative Publishing plc having joined them in 1997 from Allied Colloids Group plc where he had been Company Secretary from 1988.

   Richard T Shone (Appointed May 7, 2002)                               Age: 55
Richard Shone currently serves as Director, Safety Health and Environment of the Corporation having joined its subsidiary, The Associated Octel Company Limited in a similar capacity in May 1997. Prior to that, from 1986, he served as General Manager, Group Safety Hazards and Environment, Laporte plc, having previously worked for the UK's Health and Safety Executive.

   Sharon E Todd (Appointed May 7, 2002)                                 Age: 36
Sharon Todd currently serves as Corporate Development Director of the Corporation, having joined its subsidiary, The Associated Octel Company Limited in October 2001. From 1997, she served as Strategic Planning Director at ICI Acrylics in Belgium. Prior to that she held various management positions with Albright & Wilson, her last position being Business Manager of one of the specialty chemical businesses.

D.  Family Relationships

   Charles Hale who is a Director of the Corporation is the brother of Martin Hale who is also a Director of the Corporation. There are no other family relationships between any of the persons referred to in sections (A), (B) or
(C) above.

Information about the Board of Directors

   The Board of Directors met four times during fiscal 2002. Each Director attended all of the meetings of the Board of Directors and any committees on which such Director served in fiscal 2002 except Tom Fulton who attended the February 2002 meeting but retired at the May 2002 meeting and Sam Haubold who joined the Board at the November 2002 meeting.

   The Corporation has Executive, Finance, Audit, Safety Health and Environmental, Compensation and Nominating and Corporate Governance Committees, the members of which are as shown below.

   The Audit Committee operates pursuant to a written Charter (attached hereto as Appendix A), and is responsible for monitoring and overseeing the Corporation's internal controls and financial reporting process, as well as the independent audit of the Corporation's consolidated financial statements by the Corporation's independent auditors, PricewaterhouseCoopers LLP. Thomas Fulton retired from this Committee on February 20, 2002, having served as its Chairman since its formation on May 11, 1998. Dr Benito Fiore and Charles Hale have served as members of this Committee since its formation. On February 20, 2002 Mr Martin Hale was appointed Chairman of this Committee. Under the rules of The New York Stock Exchange, each of Messrs. B Fiore, M M Hale and C M Hale is an "independent director". The Committee met seven times during fiscal 2002.

   The Audit Committee Report appears later in this Proxy Statement.

   The Executive Committee has all the powers and authority of the Board of Directors, except those powers specifically reserved to the Board of Directors by Delaware law, the Certificate of Incorporation or the Bylaws of the Corporation or otherwise to act for the Board, with certain restrictions, on behalf of the Corporation. Dr Robert Bew (Chairman), Dennis Kerrison, Martin Hale and James Puckridge have served as members of this Committee since its formation on May 11, 1998. The Committee did not meet during fiscal 2002.

   The Finance Committee reviews and assesses the financial affairs of the Corporation and provides advice to the Board of Directors on financial policies and the financial condition of the Corporation. Charles Hale (Chairman), Dr Robert Bew and Dennis Kerrison have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 2002.

   The Safety, Health and Environmental Committee assesses the Corporation's safety, health and environmental policies and performance and makes recommendations to management regarding the promotion and maintenance of standards of compliance and performance. James Puckridge (Chairman) and Dr Benito Fiore have served as members of this Committee since its formation on May 11, 1998. The Committee met twice during fiscal 2002.

   The Compensation Committee reviews management compensation programs, approves compensation terms and agreements for senior executive officers, reviews changes in compensation for senior executive officers and administers the Corporation's stock option plans. Martin Hale resigned from this Committee on February 20, 2002 to take up the position of Chairman of the Audit Committee. Dr Benito Fiore has served as a member of this Committee since its formation on May 11, 1998 and was appointed Chairman on February 20, 2002. Thomas Fulton was appointed to the Committee on August 7, 2000 and retired from the Committee on February 20, 2002. Mr James Puckridge and Mr Charles Hale were appointed to the Committee on February 20, 2002. The Committee met four times during fiscal 2002.

   On November 19, 2002, the Corporation formed a Nominating and Corporate Governance Committee and appointed Mr Samuel A Haubold as its Chairman and Mr James M C Puckridge as a member. It did not meet during fiscal 2002. The Committee held its first meeting on February 11, 2003.

Compensation of Directors

  Retainer, Committee and Meetings Fees

   Non-employee Directors receive compensation for their services in the form of an annual retainer, Committee Chairman fees and meeting fees. Corporation employees are not paid any fees or compensation for being on the Board or on any Board committee.

   The Non-employee Chairman of the Board receives an annual retainer of $115,000 to recognize his responsibilities to the Corporation. In addition, the current Non-employee Chairman receives fees in respect of a consultancy agreement at the rate of $86,400 per annum. All other Non-employee Directors receive an annual retainer of $23,000. All Non-employee Directors receive an annual retainer of $5,000 for each committee they chair, $1,650 per day for attendance at Board Meetings and $825 per day for attendance at Committee Meetings and for special assignments. They are also reimbursed out of pocket expenses. In addition to his remuneration as a Non-employee Director, Mr Puckridge is paid for providing services in connection with UK pension matters. He receives an annual retainer of $22,000 and $825 per day for attendance at pensions meetings.

   It is the policy of the Board to ask the Compensation Committee to review the fees paid to Directors each year. The annual retainer and per diem fees paid to the Non-employee Directors, as described above, have not increased since the formation of the Board in 1998. In lieu of an increase in those fees the Non-employee Directors were given the choice of stock options or cash equivalent to 12% of their 2001 fees. Messrs. Puckridge and Martin Hale elected to be paid cash and the remainder were, on May 6, 2002 and June 17, 2002 granted the zero cost stock options listed below.

   The stock options granted to the Non-employee Directors during fiscal 2002 were:

                                   May 6, 2002 June 17, 2002
                                   ----------- -------------
                   Dr Robert Bew..    1,008         600
                   Charles Hale...      309           0
                   Dr Benito Fiore      311           0

      The options granted on May 6, 2002 vest on May 6, 2005 and are exercisable until May 6, 2012. The options granted on June 17, 2002 vest on June 17, 2005 and are exercisable until June 17, 2012.

  Deferred and Long-Term Compensation

   None were awarded or in place in the last fiscal year.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Corporation's directors and officers, and persons who beneficially own more than ten percent of a registered class of the Corporation's Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation's Common Stock equity securities with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

   Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Company believes that, except as stated below, each of its officers, directors and greater than ten percent beneficial owners complied with all
Section 16(a) filing requirements applicable to them during fiscal 2002.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to the beneficial ownership of the Corporation's Common Stock as of February 28, 2003 by holders of more than five percent of the Corporation's outstanding Common Stock, the directors of the Corporation, the executive officers of the Corporation included in the summary Compensation Table ("Named Executives") set forth under the caption "Executive Compensation and Other Information" who were employed by the Corporation as of February 28, 2003, and all current directors and executive officers of the Corporation as a group. As of February 28, 2003, excluding treasury stock, there were 11,861,208 shares of Common Stock outstanding. According to the rules adopted by the Securities and Exchange Commission, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation's Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within 60 days of February 28, 2003. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation's corporate address.

                               BENEFICIAL OWNERS

                                          Amount and Nature of
 Name and Address of Beneficial Owner     Beneficial Ownership Percent of Class
 ------------------------------------     -------------------- ----------------
 T Rowe Price Associates, Inc. (1).......      1,879,525            15.85
    100 E. Pratt Street
    Baltimore, Maryland 21202

 FMR Corp. (2)...........................      1,431,800            12.07
    82 Devonshire Street,
    Boston, MA 02109

 White Mountains Insurance Group, Ltd (3)      1,320,000            11.13
    80 South Main Street
    Hanover, NH 03755

 Kestrel Investment Management Corp. (4).        861,900             7.26
    411 Borel Avenue, Suite 403,
    San Mateo, CA 94402

--------
(1) According to a Schedule 13G dated February 14, 2003 filed jointly by T. Rowe Price Associates, Inc. ("T. Rowe Price") and T. Rowe Price Capital Appreciation Fund ("TRP Fund"), the shares of Common Stock shown as beneficially owned by T. Rowe Price are owned by various individual and institutional investors including TRP Fund (which owns 990,000 shares of Common Stock, representing 8.3% of the shares of Common Stock outstanding), to which T. Rowe Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities, which T. Rowe Price expressly disclaims.
(2) According to a Schedule 13G dated February 14, 2003 filed jointly by FMR Corp. ("FMR"), Edward C Johnson 3d ("Mr Johnson"), Abigail P Johnson ("Ms Johnson"), Fidelity Management & Research Company ("FM&R") and Fidelity Low-Priced Stock Fund ("Fidelity Stock"), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock shown as beneficially owned by FMR, including Fidelity Stock (which owns 1,431,800 shares of Common Stock, representing 12.07% of the shares of Common Stock outstanding).
(3) According to a Schedule 13G dated February 5, 2003 filed jointly by White Mountains Insurance Group Ltd., a Bermuda corporation ("WMIG") and OneBeacon Asset Management Company, a Delaware corporation ("OBAM"), through an investment advisory agreement, OBAM has sole voting and dispositive power over 1,320,000 shares which are beneficially owned by OneBeacon Insurance Group (802,500 shares (6.76%)), The Camden Fire Insurance Association (97,500 shares), Folksamerica Reinsurance Company (15,000 shares) and certain employee benefit plans sponsored by Folksamerica Reinsurance Company (25,000) and OneBeacon Insurance Company (380,000 shares).
(4) According to a Schedule 13G dated February 14, 2003 filed jointly by Kestrel Investment Management Corporation ("Kestrel"), David J Steirman and Abbot Keller, Kestrel is deemed to be the beneficial owner of 861,900 shares of Common Stock with sole voting power for 808,300 of such shares and sole dispositive power for all 861,900 of such shares, pursuant to separate arrangements whereby it acts as investment advisor to certain persons in which it also holds an ownership interest, which persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Common Stock. Furthermore, based solely upon such Schedule 13G, David Steirman and Abbot J. Keller are deemed to be the beneficial owners of 861,900 shares of Common Stock pursuant to their 100% ownership of Kestrel.

                                  MANAGEMENT

                                      Shares Owned  Shares Underlying          Percent
                                      Directly or  Options Exercisable           of
Name                                   Indirectly    Within 60 Days     Total   Class
----                                  ------------ ------------------- ------- -------
Dr Robert E Bew......................     6,579           45,264        51,843     *
Dr Benito Fiore......................     2,500           16,216        18,716     *
Charles M Hale (1)...................    42,960           16,389        59,349     *
Martin M Hale (1)....................    44,370           16,726        61,096     *
James M C Puckridge..................     2,500           16,389        18,889     *
Samuel A Haubold.....................         0                0             0     *
Dennis J Kerrison....................    54,476          165,984       220,460  1.86
Alan G Jarvis........................        15           52,505        52,520     *
H Alan Hanslip.......................    18,732           52,754        71,486     *
I M McRobbie.........................         0                0             0     *
S E Todd.............................         0                0             0     *
Directors and Executive Officers as a
group (11 persons)...................   172,132          382,227       554,359  4.67

--------
Notes:

(*) Less than 1%.

(1) In the case of Charles Hale and Martin Hale, these figures include 37,960 shares held by them as trustees of family trusts. Charles Hale and Martin Hale disclaim beneficial ownership of these 37,960 shares held in a trustee capacity.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table sets forth certain information regarding compensation paid or accrued to Dennis J Kerrison, President and Chief Executive Officer of the Corporation, and to each of the Corporation's four next most highly compensated executive officers for services rendered to the Corporation during fiscal 2002, 2001 and 2000.

                        Summary Compensation Table (1)

                                                                Long Term
                                        Annual Compensation    Compensation
                                      ------------------------ ------------
                                                               Securities,   All Other
                                      Fiscal   Salary   Bonus   Underlying  Compensation
Name & Principal Position              Year     ($)      ($)   Options/SARs     ($)
-------------------------             ------   ------- ------- ------------ ------------
Dennis J Kerrison....................  2002    526,100 271,103    17,545      263,540(2)
 President & Chief Executive Officer   2001    499,001 370,889    24,359      184,031
                                       2000    460,798 277,295    93,514      586,303

Alan G Jarvis........................  2002    277,810  44,886     5,841       94,380(3)
 Business Director, Lead Alkyls        2001    259,425 124,278     9,444       89,128
                                       2000    251,390 107,847    46,963      286,811

H Alan Hanslip.......................  2002    203,687  56,765     4,849       45,677(4)
 Vice President, Human Resources       2001    185,344  85,390     7,396       57,815
                                       2000    179,753 129,134    31,934      203,134

Sharon E Todd........................  2002    174,270  83,873     4,509            0
 Corporate Development Director        2001(5)  25,851       0     6,000            0
                                       2000(5)       0       0         0            0

Ian McRobbie.........................  2002    148,914  73,388     4,172       58,808(7)
 Chief Technology Officer              2001(6)       0       0         0            0
                                       2000(6)       0       0         0            0

--------
Notes:

(1) All the above Executives are paid in pounds sterling. For the purposes of the Compensation table an exchange rate of 1.4957 is used. The Corporation does not provide restricted stock awards or LTIP's.
(2) The President and Chief Executive Officer received a pension benefit valued at $217,506 plus other benefits mainly consisting of a leased company car valued at $22,574.
(3) Alan Jarvis received a pension benefit valued at $65,637 plus other benefits mainly consisting of a leased company car valued at $16,770.
(4) Alan Hanslip received a pension benefit valued at $38,167 plus other benefits mainly consisting of a leased company car valued at $3,288.
(5) Sharon Todd joined the Corporation on October 22, 2001.
(6) Ian McRobbie joined the Corporation on January 1, 2002.
(7) Ian McRobbie received a pension benefit valued at $41,632 plus other benefits mainly consisting of a leased company car valued at $5,302.

Stock Option Plans

   The Corporation has five stock option plans, the first three of which provide for grants of options to key employees and Non-employee Directors. Two other plans provide stock on an equal basis to all UK employees.

The five plans are:

    i) The Octel Corp. Company Share Option Plan;

   ii) The Octel Corp. Performance Related Stock Option Plan;

  iii) The Octel Corp. Non-Employee Directors' Stock Option Plan;

   iv) The Octel Corp. Savings Related Share Option Scheme; and

    v) The Octel Corp. Profit Sharing Share Scheme.

   Details of the Plans are as follows:

i) The Octel Corp. Company Share Option Plan ("CSOP")

   The "CSOP" is divided into Parts A and B and is administered by the Compensation Committee. Part A is approved by the UK Inland Revenue and stock options are granted at fair market value at the time of grant up to a statutory limit of $44,871, or such amount fixed by the UK Income and Corporations Taxes Act 1988. Part B also provides for the granting of options at fair market value at the time of grant but is not approved by the Inland Revenue. It does not contain the statutory limits mentioned above. The rules do not permit the re-pricing of options granted under either Part A or Part B. Eligible recipients are executive directors and middle to senior management and are targeted to encourage performance, recruitment, retention and stock ownership.

   The earliest date of exercise of the options is the latest of the third anniversary of the grant or the date mentioned in the option certificate at grant. The options granted may be exercised by payment of an exercise price per share not less than the market value of the Corporation's share at grant. If the shares are subscribed, the exercise price would be the greater of the nominal price or the market price at grant. As of the date hereof, 939,492 options have been issued and are outstanding pursuant to this plan.

ii) The Octel Corp. Performance Related Stock Option Plan ("PRSOP")

   The "PRSOP" provides stock options, the number of options granted being proportionate to salary. They are exercisable subject to the satisfaction of certain performance measures. Options granted are on terms that a proportion of the options will vest upon the satisfaction of each of several specific company and personal performance criteria. The performance targets are set at the absolute discretion of the Compensation Committee, and may be amended, relaxed, waived, or substituted as the Compensation Committee sees fit after the grant of the option. Eligible recipients include members of top management and directors. The options will, subject to the satisfaction of the performance criteria, vest in three years from grant and are exercisable up to ten years from the inception of the plan. The participant may exercise the options without any payment. As of the date hereof, 219,528 options have been issued and are outstanding pursuant to this plan.

iii) The Octel Corp. Non-employee Director Stock Option Plan ("NED's Plan")

   The "NED's Plan" was established to encourage Non-employee Directors to become stockholders and focus on improving stockholder value, and to provide commitment to the Corporation in the longer term. The Plan provides for stock options granted at fair market value which vest in three years after grant and are exercisable up to ten years from the inception of the plan. The plan rules do not permit the re-pricing of options granted. Multiples of annual fees are used to determine levels of grant. As of the date hereof, 183,048 options have been issued and are outstanding pursuant to this plan.

iv) The Octel Corp. Savings Related Share Option Scheme ("Savings Related Plan")

   Under the "Savings Related Plan", all UK based employees are eligible to participate. The options are linked to a savings scheme for three years, of up to $374 per month, which is approved by the Inland Revenue.

   The exercise period of the options is the six months subsequent to the Bonus Date under the relevant Savings Contract. The options granted may be exercised by payment of an exercise price per share, specified at the date of grant, being not less than the 80% of the market value of the Corporation's share at grant (the "Option Price"). If the shares are subscribed, the exercise price would be the greater of the nominal price or the Option Price. The plan rules do not permit the re-pricing of options granted.

   The total stock options issued and outstanding under this scheme as of the date hereof is 115,896 shared between 255 employees.

v) The Octel Profit Sharing Share Scheme ("Profit Sharing Plan")

   In order to encourage motivation and commitment to the new Corporation at the time of the Distribution, the Compensation Committee granted every UK based employee an award of fifteen shares under the plan. On September 7, 2000 the Trustees made a market purchase of 7,620 shares which are currently held in trust for 508 employees. The stock will be held in a trust for three years before being assigned to the individuals. The trust, approved by the UK Inland Revenue, allows the stock to be assigned free of any income tax liability. No further awards will be made pursuant to this plan.

   All the plans were approved prior to the Distribution and all except the Profit Sharing Plan were amended and restated at the 2000 Annual Meeting.

   Options and the conditions relating thereto, granted under the above plans are determined by the Compensation Committee. The limit for the number of shares of Common Stock which can be issued or awarded under the Plans is 2,075,000.

   The options granted to the Named Executives during fiscal 2002 pursuant to the Plans described above are set out in the following table.

                     Option/SAR Grants in Last Fiscal Year

                                                                                 Potential Realizable Value
                                                                                           at
                                                                                 Assumed Annual Rates of
                                                                                         Stock
                                                                                 Price Appreciation for
                                          Individual Grants (1)                     Option Term (2)
                          ------------------------------------------------------ --------------------------
                           Number of    % of Total
                           Securities  Options/SARs Exercise
                           Underlying   Granted to  or Base
                          Options/SARs Employees in  price   Vesting  Expiration  0%        5%       10%
Name                        Granted        2002      ($/Sh)   Date       Date     ($)       ($)      ($)
----                      ------------ ------------ -------- -------- ----------  ------  -------  -------
Dennis J Kerrison:
 CSOP....................    12,532        8.81      17.13   02/20/05  02/20/12       0   134,438  341,247
 PRSOP (3)...............     5,013        3.52          0   02/20/05  02/20/12  85,722   139,650  222,377
   Total.................    17,545

Alan G Jarvis:
 CSOP....................     4,067        2.86      17.13   02/20/05  02/20/12       0    43,629  110,744
 PRSOP (3)...............     1,774        1.25          0   02/20/05  02/20/12  30,335    49,419   78,695
   Total.................     5,841

H Alan Hanslip:
 CSOP....................     3,479        2.45      17.13   02/20/05  02/20/12       0    37,321   94,733
 PRSOP (3)...............     1,370        0.96          0   02/20/05  02/20/12  23,427    38,165   60,773
   Total.................     4,849

S E Todd:
 CSOP....................     3,233        2.27      17.13   02/20/05  02/20/12       0    34,682   88,035
 PRSOP (3)...............     1,276        0.90          0   02/20/05  02/20/12  21,820    35,546   56,603
   Total.................     4,509

I M McRobbie:
 CSOP....................     2,991        2.10      17.13   02/20/05  02/20/12       0    32,086   81,445
 PRSOP (3)...............     1,181        0.83          0   02/20/05  02/20/12  20,195    32,900   52,389
   Total.................     4,172

--------
Notes:

(1) In the event of a change of control of the Corporation, all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Corporation, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.
(2) Amounts reflect assumed rates of appreciation compounded annually from the fair market value on the date of grant in accordance with the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.
(3) The exercise of these options is dependent on the Corporation and the individual achieving specific performance related targets over a 3 year period.

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                                              Number of Securities
                                             Underlying Unexercised   Value of Unexercised In-
                           Shares            Options at December 31,    The-Money Options at
                          Acquired  Value             2002              December 31, 2002(2)
                             On    Realized Exercisable/Unexercisable Exercisable/Unexercisable
Name                      Exercise   ($)                $                         $
----                      -------- -------- ------------------------- -------------------------
Dennis J Kerrison........  35,006  776,770       31,451/231,446           496,926/1,305,965

Alan G Jarvis (1)........  25,007  542,165             0/98,485                   0/591,061

H Alan Hanslip...........       0        0         8,070/77,802             269,422/405,393

Sharon Todd..............       0        0             0/10,512                   0/114,961

Ian McRobbie.............       0        0              0/4,172                    0/18,660

--------
Notes:

(1) Mr. Jarvis was deemed to have exercised options in respect of such shares. However, as part of the Corporation's plan to repurchase shares in the open market, instead of issuing shares to Mr Jarvis, the Corporation made a payment to him equivalent to the average closing price over the three previous days.
(2) The value of the in-the-money options is based on Octel Corp.'s NYSE closing Common Stock price on December 31, 2002 of $15.80.

Pension Plan

   The Corporation operates three separate pension plans for executives which, together, are designed to provide the equivalent of 1/40 of final salary (or the average of the last 3 years of service if higher) for each year of service (1/30 for the CEO) with Octel Corp. The three plans are:

    i) The Octel Pension Plan;
   ii) The Octel Senior Management Plan; and
  iii) The Octel Funded Unapproved Pension Plan.

   The reason for having three plans is to make maximum use of UK Inland Revenue approved pension arrangements to optimize both the Executive's and the Corporation's tax position.

   Normal retirement age is the end of the month following the Executive's 65th birthday.

                              Pension Plan Table

             5 Years             10 Years            15 Years            20 Years            25 Years
 Final   -----------------   -----------------   -----------------   -----------------   -----------------
Earnings @ 1/30    @ 1/40    @ 1/30    @ 1/40    @ 1/30    @ 1/40    @ 1/30    @ 1/40    @ 1/30    @ 1/40
   $        $         $         $         $         $         $         $         $         $         $
-------- -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
150,000             18,750              37,500              56,250              75,000              93,750
250,000             31,250              62,500              93,750             125,000             156,250
350,000             43,750              87,500             131,250             175,000             218,750
450,000   75,000    56,250   150,000   112,500   225,000   168,750   300,000   225,000   375,000   281,250
550,000   91,666    68,750   183,233   137,500   275,000   206,500   366,666   275,000   458,333   343,750

   As of December 31, 2002, the final base salary of the Named Executives and eligible credited years under the pension plans were as follows:

            Name                      Base Salary ($) Eligible Years
            ----                      --------------- --------------
            Dennis Kerrison..........     526,100           6
            Alan Jarvis..............     277,810           5
            Alan Hanslip.............     203,687           6
            Ian McRobbie.............     148,914           1

Change in Control and Severance Agreements

   The Corporation recognizes that establishing and maintaining a strong management team is essential in protecting and enhancing the interests of the Corporation and its stockholders. In order to ensure management stability and the continuity of key management personnel, the Corporation has entered into Change-in-Control agreements with each of the Named Executives. The agreements provide that in the event of a take-over or fundamental restructuring of the business, which results in the loss of the Executive's position, such Executive is entitled to compensation of three years pay plus benefits and further that all stock options and grants to such Executives shall vest immediately.

Employment Agreements

   Each Executive also has an employment agreement which complies with UK employment law and which provides for, amongst other things, 30 days of annual vacation, the provision of a car, private health insurance, pension provision, life insurance, permanent health insurance and a rolling one year term of employment (2 years for the CEO) which can be terminated by the Corporation upon twelve months notice (twenty four months for the CEO) and six months (twelve months for the CEO) from the Executive.

Life Insurance Cover

   Named Executives are covered by two basic plans. The Corporation's accidental death plan provides up to six times annual salary in the event of accidental death for whatever reason. Also, as a component of the Pension plans, up to four times annual salary is payable for death whilst in service with the Corporation.

   Non-employee Directors have accidental cover while on Corporation business up to a maximum of $500,000 in the case of death or injury. Cover ceases upon termination of employment with the Corporation and there are no cash surrender values.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

   The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Corporation with the assistance of external advisors and develops and administers programs providing stock-based incentives. After consideration of the Compensation Committee's recommendations, the full Board approves the salaries and bonuses and the stock and benefit programs for the Corporation's executive officers.

Compensation Philosophy

   The compensation philosophy of the Corporation is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Corporation's executive compensation programs are as follows:

..   To establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent and the Corporation's unique business profile.

..   To recognize superior individual performance, new responsibilities and new positions within the Corporation.

..   To balance short-term and long-term compensation to complement the
    Corporation's annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives.

..   To provide variable compensation opportunities based on the Corporation's performance.

..   To encourage stock ownership by executives.

..   To align executive remuneration with the interests of stockholders.

Stock Ownership

   The Compensation Committee believes that it can align the interests of stockholders and executives by providing those persons who have substantial responsibility over the management and growth of the Corporation with an opportunity to establish a meaningful ownership position in the Corporation.

Compensation Components

   Corporate and individual performances are recognized through both short and long term incentive compensation plans designed to align the interests of executives and stockholders. The total compensation program consists of three components; base salary, which reflects the executive's level of responsibility and individual performance; annual incentive compensation awards in the form of cash bonuses, which reflect both corporate and individual performance; and long term incentive compensation in the form of stock options. The latter two components provide at risk compensation which is linked directly to financial results. The Committee considers all elements of compensation when determining an individual's total compensation.

Short-Term Incentive Compensation

   Each year the Committee reviews the base salary of the President and Chief Executive Officer and, in conjunction with the President and Chief Executive Officer, reviews the base salaries of other corporate officers; however, the Committee makes the final compensation decisions concerning such Officers. The median level of the executive market as assessed by external surveys is used as the main criterion in determining base salary. The levels and scope of responsibility, experience, and corporate and business unit performances, as well as individual performance, are also key criteria in base salary determination.

   A Management Incentive Compensation Plan ("MICP") provides incentive compensation in the form of cash bonuses to executive officers, managers and other selected key employees who have a broad impact on the Corporation's performance. The philosophy for incentive compensation is to provide awards when financial objectives are achieved and provide no or reduced awards when the objectives are not achieved. The awards granted in 2002 were based on pre-established targets for corporate net income and cash generation in addition to individual achievement against personal targets.

Long-Term Incentive Compensation

   Long-term incentive compensation is comprised of annual grants of stock options which are designed to encourage key employees to remain with the Corporation by providing them with a long-term interest in the Corporation's overall performance and to motivate them to maximize long-term stockholder value. The Corporation's stock option grant guidelines were designed with the assistance of external compensation consultants. The Committee administers the stock compensation plans. A combination of options at market value at the date of grant and performance related zero cost stock options with ten year vesting will generally be granted annually and cannot be exercised for at least three years from the date of grant.

Chief Executive's Compensation

   Dennis Kerrison's compensation includes base salary, incentive compensation and stock options. Consistent with all other executive officers, the President and Chief Executive Officer's compensation was determined by the Compensation Committee in accordance with the salary policy, bonus programs and stock option guidelines, namely the Corporation and the President and Chief Executive's overall performance and motivation to maximize long-term stockholder value. Stock options, which cannot be exercised for at least 3 years from the date of grant, with a maximum of ten year exercise from plan inception, will generally be granted annually. The Committee has available information as to the level of past awards and individual stock ownership of the President and Chief Executive Officer.

   The Committee determined that in order to better align Mr Kerrison's compensation with stockholder interests, a greater portion of his compensation would be at-risk and directly linked to financial results.

   Mr Kerrison's base salary effective as of January 2002 was $501,873. A bonus of $271,103 was granted to Mr Kerrison in consideration of the Corporation's cash generation and overall financial performance and Mr Kerrison's leadership of the Corporation during the fiscal year.

   On February 20, 2002 pursuant to the Company Share Option Plan, Mr Kerrison was granted options in respect of 12,532 shares at an exercise price of $17.13 which will vest on February 20, 2005 and must be exercised by February 20, 2012. On the same date, Mr Kerrison was also granted 5,013 options pursuant to the Performance Related Stock Option Plan which will vest on February 20, 2005, subject to the satisfaction of certain performance criteria specified by the Compensation Committee.

   In line with normal UK practice, Mr Kerrison also receives a fully expensed company car and pension benefits valued at $240,080.

Summary

   With a significant portion of the Corporation's executive compensation linked directly to individual and corporate performance and paid in stock, the Committee believes that these compensation practices will help ensure alignment with the interests of the Corporation's stockholders. While recognizing that fluctuations of the business cycles may negatively impact financial performance from time to time, the Committee believes that the strong leadership provided by the Corporation's senior executives and the infrastructure that they have put in place have positioned the Corporation to capitalize on the opportunities that lie ahead.

Compensation Committee Interlocks and Insider Participation

   This report is submitted by the members of the Compensation Committee listed below, none of whom is or has been a full-time employee of the Corporation. Dr Fiore has served as a member of the Committee since the Distribution. Mr Puckridge and Mr Hale were appointed to the Committee on February 20, 2002. The Committee met four times during fiscal 2002.

   During the course of the Corporation's last fiscal year, none of the members of the Compensation Committee served as an officer or employee of the Corporation or any of its subsidiaries nor had any relationships with the Corporation or any of its subsidiaries requiring disclosure under any paragraph of Item 402(j) (Compensation Committee Interlocks and Insider Participation) or
Item 404 (Certain Relationships and Related Transactions) of Regulation S-K.

                            COMPENSATION COMMITTEE

                          Dr Benito Fiore (Chairman)
               James M C Puckridge (appointed February 20, 2002)
                 Charles M Hale (appointed February 20, 2002)

                            AUDIT COMMITTEE REPORT

   The Board has adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A.

   As part of fulfilling its responsibilities, the Audit Committee:

   (1) reviewed and discussed the audited financial statements for fiscal year 2002 with management;

   (2) discussed with the auditors the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees); and

   (3) received the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed that firm's independence with representatives of the firm.

   Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

Principal accountant fees and services

   Aggregate fees for professional services rendered for the Corporation by PricewaterhouseCoopers LLP as of or for (Note 1) the years ended December 31, 2002 and 2001, were:

                                        2002       2001
                                     ---------- ----------
                      Audit.........    699,000    672,000
                      Audit related.    130,000    137,000
                      Tax...........    736,000    365,000
                      Other.........    340,000    156,000
                                     ---------- ----------
                      Total (Note 2) $1,905,000 $1,330,000
                                     ========== ==========

   The Audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with the SEC.

   The Audit Related fees as of the years ended December 31, 2002 and 2001, respectively, were for assurance and related services related to due diligence in respect of acquisitions, and consultations concerning financial accounting and reporting standards.

   Tax fees as of the years ended December 31, 2002 and 2001, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice and advice related to mergers and acquisitions.

   All Other fees as of the years ended December 31, 2002 and 2001, respectively, were for services rendered for risk management advisory services, treasury advisory services and non-information technology consulting.

   Note 1: The aggregate fees included in Audit are fees billed for the fiscal years for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with the SEC. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

   Note 2: A substantial proportion of the fees billed in all of the categories as of or for the years ended December 31, 2002 and 2001 are denominated in a currency other than US dollars. Accordingly, fees billed as of or for both periods have been translated at consistent exchange rates.

Audit Committee pre-approval policies and procedures

   The Corporation's Audit Committee adopted pre-approval policies and procedures for audit and non-audit services on February 24, 2003. Consequently, as of or for the years ended December 31, 2002 and 2001 no fees were paid to the principal accountant for which the de minimus exception was used.

   The Audit Committee has considered whether the provision of services other than Audit is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                              THE AUDIT COMMITTEE

                           Martin M Hale (Chairman)
                                Dr Benito Fiore
                                Charles M Hale

                         STOCK PRICE PERFORMANCE GRAPH

   The graph below compares the cumulative total return to stockholders on the common stock of the Corporation since the date of the spin-off from Great Lakes Chemical Corporation and S&P Specialty Chemical Indices over the same period.

                       Octel Corp. vs S&P Equity Indices
                Total Return to Shareholders since May 26, 1998
                                    [CHART]

            S&P 500           S&P 500          Octel
           Composite         Specialty         Corp.
             Index         Chemicals Index     (OTL)

5/26/98     $100.00             $100.00        $100.00
12/31/98     112.36               83.28          60.99
12/31/99     134.30               92.25          45.60
12/31/00     120.68               74.64          50.55
12/31/01     104.94               77.99          79.12
12/31/02      80.42               86.22          69.45

                  Value of $100 Investment made May 26, 1998*

                                  5/26/98 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
                                  ------- -------- -------- -------- -------- --------
S&P 500 Composite Index.......... $100.00  112.36   134.30   120.68   104.94   80.42
S&P 500 Specialty Chemicals Index $100.00   83.28    92.25    74.64    77.99   86.22
Octel Corp. (OTL)................ $100.00   60.99    45.60    50.55    79.12   69.45

--------
*excludes purchase commissions

                   INFORMATION RESPECTING THE CORPORATION'S
                        INDEPENDENT PUBLIC ACCOUNTANTS

   The independent public accountants of the Corporation, selected by the Board for 2003, are PricewaterhouseCoopers LLP, 1 London Bridge, London, SE1 9QL, England. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

   As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in the Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed proxy have discretionary authority to vote the proxy on each such matter in accordance with their judgement.

                   SOLICITATION AND EXPENSES OF SOLICITATION

   The solicitation of proxies will be made initially by mail. The Corporation's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation's Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

                          ANNUAL REPORT AND FORM 10-K

   Copies of the Corporation's Annual Report to Stockholders, which includes portions of the Corporation's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2002 are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report and Form 10-K may obtain one by writing or calling Ms Heather Ashworth, Investor Relations Director, Octel Corp., European Headquarters, Global House, Bailey Lane, Manchester M90 4AA, England, telephone 011 44 161 498 8889.

               STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

   The Corporation anticipates holding its 2004 Annual Meeting of Stockholders on Tuesday May 4, 2004.

   Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2004 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation at its principal office at 220 Continental Drive, Newark, DE 19713, U.S.A., not later than December 4, 2003, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement.

   Stockholder proposals or director nominations not included in a Proxy Statement for an Annual Meeting must comply with the advance notice procedures and information requirements set forth in the Bylaws of the Corporation in order to be properly brought before that Annual meeting of Stockholders.

                      By order of the Board of Directors
/s/ John P. Tayler
                                 John P Tayler
                              Corporate Secretary

March 24, 2003

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

                                                                     Appendix A

                    AUDIT COMMITTEE CHARTER (the "Charter")

  Purpose

   The Committee's role is one of overseeing but it recognises that Octel Corp.'s (the "Company") management is responsible for preparing the Company's financial statements and that the external auditors are responsible for auditing those financial statements. Additionally, the Committee recognises that financial management, including the internal audit staff, as well as the external auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work.

   The primary purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") in fulfilling their responsibility relating to the Company's corporate accounting, reporting practices and the quality and integrity of the financial reports. The Audit Committee's primary duties are to:

  . oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Company.

  . oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

  . oversee that management has established and maintained processes to ensure compliance by the Company with all applicable laws, regulations and corporate policy.

   In discharging the responsibilities described above, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain external counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the interests of the Company's shareholders; accordingly, the external auditor is ultimately accountable to the Committee and the Board.

   The Committee shall review and reassess the adequacy of this Charter on at least an annual basis and will obtain Board approval for the Charter.

  Membership

   The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet all requirements of the New York Stock Exchange ("NYSE") and the Securities Exchange Commission ("SEC") including the requirements of independence established by those institutions.

   At least one of the members of the Committee shall be an audit committee financial expert who shall possess each of the following attributes:

   (i) An understanding of generally accepted accounting principles and financial statements;

  (ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

 (iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

  (iv) An understanding of internal controls and procedures for financial reporting; and

   (v) An understanding of audit committee functions.

Committee members shall continue to act until their successors are appointed by the Board and shall be subject to removal at any time by the Board.

  Meetings

   The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least twice annually with management, with the person responsible for the internal auditing function and the external auditor separately to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the external auditor and management quarterly to review the Company's financial statements.

  Key Responsibilities

   The following functions shall be the common recurring activities of the Committee in carrying out its overseeing function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

   In carrying out its duties and responsibilities, the Committee may develop policies and procedures, reacting as appropriate to changing conditions, which are intended to help assure the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

   The Committee shall review with management and the external auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the external auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 (as amended from time to time).

   The Committee shall be responsible for reporting to shareholders in the Company's annual proxy statement as required by applicable law and regulations.

   The Committee shall develop with management general guidelines for earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, and monitor, review and discuss with management and the independent auditors compliance with such guidelines.

   As a whole, or through the Committee Chair, the Committee shall review with the external auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 (as amended from time to time). This review will occur prior to the Company's filing of the Form 10-Q.

   The Committee shall discuss with management and the external and internal auditors the quality and adequacy of the Company's internal controls, including controls for ensuring financial and operational effectiveness and efficiency, and compliance with laws and regulations and guidance on appropriate risk management procedures.

   The Committee shall be informed by management, external and internal auditors, of the Company's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

   The Committee shall through discussion with management and the external and internal auditors ensure that:

  . all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data are reported to the Committee;

  . the Company's external auditors have been notified of any material weaknesses; and

  . any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls is reported to the Committee.

   The Committee shall oversee the independence of the external auditors by:

  .   approving all non-audit services by the external auditors;

  . requesting from the external auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  . discussing with the external auditors any such disclosed relationships and their impact on the external auditor's independence; and

  . recommending that the Board take appropriate action in response to the external auditor's report to satisfy itself of the auditor's independence.

   The Committee shall at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company.

   The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

   The Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

   The Committee and the Board shall have the authority and responsibility to retain and terminate the Company's independent auditors.

   The Committee shall, in conjunction with the external auditor and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

   The Committee shall, consider and approve, if appropriate, major changes to the Company's accounting principles and practices proposed by management, discuss with the independent accountants any significant changes in auditing standards or their audit scope and consider and approve, if appropriate, any significant changes to the auditing practices of the internal auditors.

   The Committee shall obtain periodic reports from the Company's auditor relating to critical accounting policies and practices to be used; alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; the ramifications of such alternative treatments; a summary of the treatment preferred by the Company's auditor; and other material written communications between the Company's auditor and management, such as any management letter of schedule of audit differences.

   The Committee shall establish regular systems of reporting to the Committee by each of management, the external auditor and the internal auditors regarding:

  . any significant judgments made in management's preparation of the financial statements, particularly with reference to accruals, reserves or other estimates that have a significant impact on the financial statements;

  . any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information; and

  .   any unusual or complex items and their accounting treatment.

   The Committee shall review any disagreement among management and the external auditor or the internal auditors in connection with the preparation of the financial statements.

   The Committee shall periodically review the scope of work and audit plans of the external and internal auditors.

   The Committee shall approve the fees to be paid to the external auditor, and pre-approve all non-audit services to be performed by the auditor.

   The Committee shall establish hiring policies for employees or former employees of the Company's auditor.

   The Committee shall:

  . as appropriate, obtain advice and assistance from outside legal, accounting or other advisors;

  .   discuss policies with respect to risk assessment and risk management;

  . meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

  . review with the independent auditor any audit problems or difficulties and management's response;

  . set clear hiring policies for employees or former employees of the independent auditors;

  .   report regularly to the board of directors;

  . review with the Company's counsel any legal matter that could have a significant impact on the financial statements;

  . maintain minutes or other records of meetings and activities of the Committee; and

  . perform such other duties and responsibilities as may be assigned from time to time by the Board.

   The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and monitor the resolution of such complaints.

   The Committee shall establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and monitor compliance with such procedures.

                                /\ DETACH HERE /\

--------------------------------------------------------------------------------
                                     PROXY
                                      2003

                                   OCTEL CORP.

           This Proxy is Solicited on behalf of the Board of Directors

     The undersigned hereby appoints DENNIS J. KERRISON, PAUL W. JENNINGS AND JOHN P. TAYLER, and each of them with full power of substitution, as the proxies of the undersigned, to attend the Annual Meeting of Stockholders to be held on Tuesday, May 6, 2003, at 10:00 a.m. and any adjournment or postponement thereof, and to vote the stock the undersigned would be entitled to vote, if present, on the items listed on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS SPECIFIED; OR IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, AND THE ELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2003.

Election of Directors, Nominees: (1) James M.C. Puckeridge, (2) Benito Fiore

                          ELIMINATE DUPLICATE MAILINGS

     SEC rules require the Corporation to mail an annual report to every stockholder even if there are multiple stockholders in the same household. If you are a stockholder of record and have the same address as other stockholders of record, you may authorize the Corporation to discontinue mailings of multiple annual reports. To do so, mark the box (see over) on each proxy card for which you do not wish to receive an annual report.

     Applicable law requires the Corporation to send separate proxy statements and proxy cards for all of your accounts.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

OCTEL CORP.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8643
EDISON, NJ 08818-8643

                              Voter Control Number
                             ----------------------

                             ----------------------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[x] Please mark votes                                                       3177
    as in this example.

------------------------------------------------------------------------------------------------------------------------------------
                                                             OCTEL CORP.
------------------------------------------------------------------------------------------------------------------------------------
                        FOR        WITHHELD
                        ALL        FROM ALL
                     NOMINEES      NOMINEES                                                              FOR    AGAINST   ABSTAIN
1.   Election of        [_]          [_]                                  2. Election of                 [_]      [_]       [_]
     Directors.                                                              PricewaterhouseCoopers LLP
     (Please see reverse)                                                    as independent public
For, except vote withheld from the following nominee(s):                     accountants for fiscal
                                                                             2003.

                                                                          3. In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before
                                                                             the meeting.

                                                                             Mark box at right if you have address change/    [_]
                                                                             comment on the reverse side

                                                                             Mark box at right if you plan to attend the      [_]
                                                                             Annual Meeting

                                                                       Please sign this proxy exactly as name appears hereon.
                                                                       When shares are held by Joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian,
                                                                       please give full title as such.


-------------------------------------------------------------          -------------------------------------------------------------
Signature:                         Date:                               Signature:                         Date:
------------------------------------------------------------------------------------------------------------------------------------